Exhibit 10.1
SUPERCONDUCTOR TECHNOLOGIES INC.
PLACEMENT AGENT AGREEMENT
February 3, 2011
MDB Capital Group LLC
401 Wilshire Boulevard, Suite 1020
Santa Monica, California 90401
Ladies and Gentlemen:
     Pursuant to the terms of the Common Stock Purchase Agreements in the form of Exhibit A attached hereto (the “Purchase Agreements”), Superconductor Technologies Inc., a Delaware corporation (the “Company”), proposes to sell to the Purchasers identified therein (each a “Purchaser” and, collectively, the “Purchasers”), an aggregate of 5,443,000 shares of Common Stock, $0.001 par value (the “Common Stock”), of the Company. The aggregate of 5,443,000 shares so proposed to be sold is hereinafter referred to as the “Shares.” Any capitalized terms used but not specifically defined herein shall have the meanings set forth in the form of Purchase Agreement attached hereto as Exhibit A. Pursuant to this Placement Agent Agreement (this “Agreement”), the Company hereby confirms its agreement with MDB Capital Group LLC (“MDB”) as follows:
     1. Agreement to Act as Placement Agent; Placement of Securities. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:
          (a) The Company hereby authorizes MDB to act as its exclusive agent (in such capacity, the “Placement Agent”) to solicit offers for the purchase of all or part of the Shares from the Company in connection with the proposed public offering of the Shares (the “Offering”). Until August 3, 2011, the Company shall not, without the prior consent of the Placement Agent, solicit or accept offers to purchase Shares otherwise than through the Placement Agent.
          (b) The Placement Agent shall make commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Shares has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Shares for its own account and, in soliciting purchases of Shares, the Placement Agent shall act solely as the Company’s agent and not as principal.
          (c) The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer, in whole or in part. The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

          (d) The purchases of the Shares by the Purchasers shall be evidenced by the execution of the Purchase Agreements.
          (e) As compensation for services rendered, on each Closing Date the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to six percent (6%) of the gross proceeds received by the Company from the sale of the Shares on such Closing Date.
          (f) No Shares which the Company has agreed to sell pursuant to the Purchase Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such Shares shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Shares to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company.
          (g) The Placement Agent shall make reasonable efforts to obtain a communication from the Financial Industry Regulatory Authority (“FINRA”) indicating that FINRA shall have raised no objection to the fairness and reasonableness of the placement agent terms and arrangements.
     2. The Closing. The time and date of closing and delivery of the documents required to be delivered to the Placement Agent will be as set forth in the Purchase Agreements.
     3. Representations and Warranties of the Company. The Company hereby makes the same representations and warranties to the Placement Agent as those made to the Purchasers under the Purchase Agreements.
     4. Representations and Warranties of the Placement Agent. The Placement Agent hereby represents and warrants to the Company that it has all necessary licenses to act as Placement Agent hereunder.
     5. Covenants of the Company. The Company hereby agrees with the Placement Agent that:
          (a) The Company consents to the use by the Placement Agent of the Registration Statement and Prospectus and any issuer free writing prospectus or any amendment or supplement thereto and any issuer information used or referred to in any Permitted Free Writing Prospectus (as defined below) in connection with the Offering.
          (b) The Company will make “generally available” (as such term is described in Rule 158(b) of the Act) to its security holders and to the Placement Agent as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and the Subsidiaries which need not be audited, complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158 under the Act).
          (c) The Company will take all action required in connection with the qualification of the Shares under the securities or blue sky laws of such jurisdictions as the

Placement Agent may request and continue such qualification in effect so long as reasonably required; provided, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent.
          (d) Whether or not the Offering or any of the transactions contemplated in this Agreement or the Registration Statement and Prospectus are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incidental to and in connection with: (A) the preparing, printing, filing and distributing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any issuer free writing prospectus and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) negotiating, printing, processing and distributing (including, without limitation, word processing and duplication costs) and delivering, each of the Preliminary Prospectus, the Prospectus and any issuer free writing prospectus and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (C) the preparing, issuing and delivering the Shares, (D) qualifying the Shares for offer and sale under the securities or blue sky laws of the several states and (E) furnishing such copies of the Registration Statement, any Preliminary Prospectus and the Prospectus, and all amendments and supplements thereto, as may reasonably be requested for use by the Placement Agent, (ii) all reasonable fees and expenses of the counsel, accountants and any other experts or advisors retained by the Company, (iii) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Shares by the Depository Trust Company for “book-entry” transfer, (iv) any listing fees of the Shares on the NASDAQ Stock Market, (v) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Placement Agent, (vi) all fees, disbursements and out-of-pocket expenses incurred by the Placement Agent in connection with its services to be rendered hereunder including, without limitation, reasonable travel and lodging expenses, reasonable expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by any such consultants, word processing charges, messenger and duplicating services, facsimile expenses and other customary expenditures, including (subject to the following sentence) reasonable legal fees, (vii) the fees of FINRA in connection with its review of the Offering, and (viii) all other costs and expenses incident to the performance by the Company of its obligations hereunder. The Placement Agent will not incur any costs to be reimbursed hereunder without the prior written consent of the Company; provided, at Closing, the Company shall reimburse the Placement Agent’s reasonable legal fees and expenses incurred by it in connection with the Offering, up to a maximum aggregate of $30,000; provided, further, that such reimbursement payment will fully satisfy all obligations of the Company to reimburse the Placement Agent’s legal fees for the Placement Agent’s selling efforts for the Offering through and including the Closing. The parties hereto agree that there are no outstanding reimbursable expenses or fees owing to the Placement Agent in respect of prior offerings of securities by the Company.

          (e) Not to, and to ensure that no “affiliate” (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that would be integrated with the sale of the Shares and cause a violation of federal securities laws.
          (f) Not to, and not to authorize or permit any person acting on its behalf to, distribute any offering material in connection with the offer and sale of the Shares other than the Registration Statement, any issuer free writing prospectus permitted to be distributed and the Prospectus and any amendments and supplements thereto or to the Registration Statement and the Prospectus prepared in compliance with this Agreement.
          (g) The Company will not take and will cause its controlled affiliates (within the meaning of Rule 144 under the Act) not to take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of applicable law.
          (h) To pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Shares or the sale thereof to the subscribers.
     6. Mutual Covenants. The Company agrees that, unless it obtains the prior written consent of the Placement Agent, and the Placement Agent agrees with the Company that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an issuer free writing prospectus or that would otherwise constitute a free writing prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Act. Any such free writing prospectus consented to by the Placement Agent or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an issuer free writing prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. If at any time after the date hereof any events shall have occurred as a result of which any issuer free writing prospectus, as then amended and supplemented, would conflict with the information in the Registration Statement, the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any issuer free writing prospectus, the Company agrees to notify the Placement Agent and, upon the Placement Agent’s request, to file such document and prepare and furnish without charge to the Placement Agent as many copies as the Placement Agent may from time to time reasonably request of an amended or supplemented issuer free writing prospectus that will correct such conflict, statement or omission or effect such compliance.
     7. Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless the Placement Agent, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which, jointly or severally, the Placement Agent or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, the Prospectus or any issuer free writing prospectus, or in any amendment thereof or supplement thereto, (B) any “issuer information” used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Act) used or referred to by the Placement Agent, or (C) any blue sky application or other document prepared or executed by the Company (or based upon an written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (the documents referred to in subclauses (A), (B) and (C) hereof being referred to collectively as the “Indemnity Documents”); or (ii) the omission or alleged omission to state in any of the Indemnity Documents a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company’s failure to perform its obligations under the Purchase Agreements, and, subject to the provisions hereof, will reimburse, as incurred, the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company will not be liable in any such case to the extent (but only to the extent) that any such loss, claim, damage or liability resulted from any untrue statement or alleged untrue statement or omission or alleged omission made in any of the Indemnity Documents in reliance upon and in conformity with the Placement Agent Information. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties.
          (b) The Placement Agent agrees to indemnify and hold harmless each of the Company, and its respective directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities of any kind to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) resulted from (i) any untrue statement or alleged untrue statement of any material fact contained in any of the Indemnity Documents, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any of the Indemnity Documents or necessary to make the statements therein not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Placement Agent Information; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any of its directors, officers or controlling persons in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Placement Agent may otherwise have to such indemnified parties.

          (c) As promptly as reasonably practical after receipt by an indemnified party under this Section 7 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 7, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Placement Agent in the case of paragraph (a) of this Section 7 or the Company in the case of paragraph (b) of this Section 7, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 7, in which case the indemnified party may effect such a settlement without such consent.

          (d) No indemnifying party shall be liable under this Section 7 for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action is settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party, jointly and severally, agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.
          (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts, commissions and fees received by the Placement Agent. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Placement Agent, on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.
          (f) The Company and the Placement Agent agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding paragraph (e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding paragraph (e). Notwithstanding any other provision of this Section 7, the Placement Agent shall not be obligated to make contributions hereunder, or make any other payments under this Section 7, that in the aggregate exceed the total discounts, commissions, fees and other compensation received by such Placement Agent under this Agreement less the aggregate amount of any damages that such Placement Agent has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph (e), each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Placement Agent, and each director and officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.
     8. Successors; Persons Entitled To Benefit Of Agreement. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties and the indemnities of the Placement Agent shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agent’s responsibilities to the Company are solely contractual in nature and the Placement Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.
     9. Survival Of Indemnities, Representations, Warranties, Etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any person controlling any of them and shall survive delivery of and payment for the Shares.
     10. Information Supplied by the Placement Agent. The name of the Placement Agent set forth on the front and back cover and the information within the heading “Plan of Distribution” in the Prospectus (to the extent such statements relate to the Placement Agent) (the “Placement Agent Information”) constitute the only information furnished by such Placement Agent as to itself to the Company for the purposes hereof.
     11. Miscellaneous.
          (a) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (b) EACH OF THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY; AND (II) WAIVES (A) ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PLACEMENT AGENT AND FOR ANY COUNTERCLAIM RELATED TO ANY OF THE FOREGOING AND (B) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          (c) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.
          (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (e) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (f) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof. This Agreement supersedes in full all previous oral or written agreements between the parties with respect to the subject matter hereof. There are no oral or written collateral representations, agreements, or understandings except as provided herein.
          (g) In the course of its services under this Agreement, the Placement Agent will have access to Confidential Information (as defined below) concerning the Company. The Placement Agent agrees that all Confidential Information will be treated by the Placement Agent as confidential in all respects. The Placement Agent hereby agrees that it and its dealers, affiliates and representatives shall: (i) use the Confidential Information solely for the purposes of its engagement hereunder; and (ii) not disclose any Confidential Information to any other party except to those Placement Agent representatives who need to know such information for the purposes of the Placement Agent’s engagement hereunder and who have been advised of such confidentiality restrictions. The term “Confidential Information” shall mean all information, whether written or oral, which is or has been disclosed by the Company or their respective affiliates, agents or representatives to the Placement Agent or any of its representatives in connection with the transactions contemplated hereby, which is not in the public domain, but shall not include: (i) information which is publicly disclosed other than by the Placement Agent in violation of this Agreement; (ii) information which is obtained by the Placement Agent from a third party that (x) has not violated, or obtained such information in violation of, any obligation to the Company or its affiliates with respect to such information, and (y) does not require the Placement Agent to refrain from disclosing such information; and (iii) information which is required to be disclosed by the Placement Agent or its outside counsel under compulsion of law (whether by oral question, interrogatory, subpoena, civil investigative demand or otherwise) or by order of any court or governmental or regulatory body to whose supervisory authority the Placement Agent is subject; provided that, in such circumstance, the Placement Agent will give the Company prior written notice promptly following Placement Agent’s knowledge or determination of such requirement of disclosure and cooperate with the Company to minimize the scope of any such disclosure. The Placement Agent’s obligation under this section shall continue after the date of expiration, termination or completion of this Agreement or the Placement Agent’s engagement hereunder.
[Signature Page Follows]

Very truly yours, SUPERCONDUCTOR TECHNOLOGIES INC.
By:	/S/ Jeffrey A. Quiram
	Name:	Jeffrey A. Quiram
	Title:	President and CEO

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN: MDB CAPITAL GROUP LLC
By:	/S/ Anthony DiGiandomenico
	Name:	Anthony DiGiandomenico
	Title:	Managing Principal

EXHIBIT A
FORM OF COMMON STOCK PURCHASE AGREEMENT